Exhibit 10.43

EXECUTION VERSION

SEVENTH AMENDMENT dated as of December 22, 2020 (this “Agreement”) by and among GREEN BRICK PARTNERS, INC. (the “Borrower”), the NEW LENDER party hereto, the LENDERS party hereto and FLAGSTAR BANK, FSB (“Flagstar”), as administrative agent (the “Administrative Agent”), to the CREDIT AGREEMENT dated as of December 15, 2015 (as amended by the First Amendment, dated as of August 31, 2016, the Second Amendment, dated as of December 1, 2016, the Third Amendment, dated as of September 1, 2017, the Fourth Amendment, dated as of December 1, 2017, the Fifth Amendment, dated as of November 2, 2018, and the Sixth Amendment, dated as of December 17, 2019, and as in effect prior to the effectiveness of this Agreement, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, the Borrower and the Lenders party hereto desire that certain provisions of the Credit Agreement be amended as provided herein (as so amended, the “Amended Credit Agreement”); and

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower has requested that the Termination Date be extended from December 14, 2022 to December 14, 2023;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Schedule I to the Credit Agreement shall be replaced with Schedule I attached hereto, which reflects the Revolving Credit Commitments of all Lenders after giving effect to the new Revolving Credit Commitment established on the Amendment Effective Date as set forth on Schedule II hereto (such new Revolving Credit Commitment, the “New Commitment”), and the applicable Termination Date of the Lenders after giving effect to the Maturity Extension (as defined below).

SECTION 2. Revolving Credit Commitments. (a) As of the Amendment Effective Date, each Lender shall have a Revolving Credit Commitment in the amount set forth opposite such Lender’s name on Schedule I hereto and the aggregate principal amount of the Revolving Credit Commitments shall be $265,000,000.

(b) The New Commitment and the Revolving Credit Advances made thereunder shall have the terms applicable to the Revolving Credit Commitments in effect on the Amendment Effective Date and the Revolving Credit Advances and other extensions of credit made thereunder. On the Amendment Effective Date, Goldman Sachs Bank USA (the “New Lender”), which is providing a New Commitment pursuant to this Agreement, shall become a Lender under the Amended Credit Agreement having the Revolving Credit Commitment set forth opposite its name on Schedule I attached hereto and shall be bound by the obligations in the Amended Credit Agreement as a Lender and entitled to the benefits of the Amended Credit Agreement, effective as of the Amendment Effective Date.

(c) On the Amendment Effective Date, the New Lender shall fund its pro rata share (calculated after giving effect to the New Commitment) of the Revolving Credit Advances that are outstanding immediately prior to the Amendment Effective Date.

(d) The Administrative Agent hereby consents to this Agreement.

(e) The New Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on or prior to the Amendment Effective Date.

SECTION 3. Consent to Extension Request. Pursuant to Section 2.22 of the Amended Credit Agreement, each Lender (including the New Lender) so indicating on its signature page to this Agreement (each such Lender, a “Consenting Lender”) agrees to extend the Termination Date (the “Maturity Extension”) with respect to its Revolving Credit Commitments (including with respect to the New Commitment, in the case of the New Lender) for a period of one year, to December 14, 2023. This agreement to extend the Termination Date is subject in all respects to the terms of the Amended Credit Agreement. For the avoidance of doubt, upon satisfaction of the applicable conditions set forth in Sections 2.22(e) and (f) of the Amended Credit Agreement, the Maturity Extension of each Consenting Lender shall be effective as of December 22, 2020, which shall be the Anniversary Date contemplated by Section 2.22 of the Amended Credit Agreement.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto (including the New Lender) that:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Amendment Effective Date, and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), as though made on and as of the Amendment Effective Date.

(c) On and as of the Amendment Effective Date, no event has occurred and is continuing that constitutes a Default or Event of Default.

(d) After giving effect to the establishment on the Amendment Effective Date of the New Commitment, (A) the Borrower will be in compliance with the covenants set forth in Sections 6.01(a), (b) and (c) of the Amended Credit Agreement and (B) the compliance certificate dated as of November 3, 2020 previously delivered to the Administrative Agent by the Borrower remains true and accurate on and as of the Amendment Effective Date.

SECTION 5. Conditions to Effectiveness. This Agreement, the New Commitment and, with respect to each Consenting Lender, its consent hereunder to the Maturity Extension, shall become effective on the date and at the time (the “Amendment Effective Date”, which shall also be the “Increased Facility Closing Date” contemplated by Section 2.21 of the Amended Credit Agreement with respect to the New Commitment) on which each of the following conditions is first satisfied:

(a) The Administrative Agent shall have executed this Agreement and shall have received from the Borrower, the New Lender, each other Consenting Lender and the Lenders constituting Required Lenders under the Credit Agreement (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.

(b) On such date and after giving effect to this Agreement, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Borrower shall be in compliance with the financial covenants set forth in Sections 6.01(a), (b) and (c) of the Amended Credit Agreement, (iii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects; provided that to the extent any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects, and (iv) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and signed by an Authorized Financial Officer, confirming compliance with (x) clauses (i), (ii) and (iii) of this Section 5(b) and (y) the representations and warranties contained in Section 4 above.

(c) The Administrative Agent shall have received a favorable opinion (addressed to the Administrative Agent and the Lenders (including the New Lenders) and dated the Amendment Effective Date) of Greenberg Traurig, LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received certified copies of resolutions of the Board of Directors (or its equivalent) of each Loan Party approving this Agreement, the New Commitment and the Maturity Extension, articles of incorporation and by-laws (or the equivalent) of each Loan Party and certificates of incumbency and good standing (or such other documents and certificates as the Administrative Agent or its counsel may reasonably request in lieu thereof), all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Lenders party hereto (including the New Lender) shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(f) The Administrative Agent shall have received, in immediately available funds, payment of all fees and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Sections 6(a) and 6(b) hereof.

The Administrative Agent shall notify the Borrower and the Lenders party hereto (including the New Lender) of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Fees and Expenses.

(a) The Borrower agrees to pay to the New Lender an upfront fee of 0.50% of the aggregate amount of the New Lender’s New Commitment as set forth in Schedule II hereto, which fee shall be due and payable on the Amendment Effective Date.

(b) The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

(c) The Borrower agrees to pay to each Consenting Lender, except for the New Lender, an upfront fee of 0.15% of the aggregate amount of such Consenting Lender’s extended Revolving Credit Commitments as set forth on Schedule III hereto (except with respect to the Revolving Credit Commitments of the New Lender), which fee shall be due and payable on December 22, 2020 prior to the effectiveness of the Maturity Extension.

SECTION 7. Acknowledgement. Execution of this Agreement by a Lender and by the Borrower constitute the acknowledgment (i) of the notice to such Lender and the Borrower, respectively, of the matters contemplated by Sections 2.22(a), (b) and (c), respectively, of the Amended Credit Agreement, (ii) in the case of the

Administrative Agent, of the activation notice contemplated by Section 2.21 of the Amended Credit Agreement, (iii) in the case of the Administrative Agent, Borrower and New Lender, of the New Lender Supplement contemplated by Section 2.21 of the Amended Credit Agreement, which New Lender Supplement shall be this Agreement, and (iv) that, upon execution hereof by Flagstar Bank, FSB, TCF National Bank (as successor to Chemical Bank) and Goldman Sachs Bank USA, the minimum extension requirement contemplated by Section 2.22(e) of the Amended Credit Agreement shall be satisfied.

SECTION 8. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement in similar or different circumstances. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

SECTION 9. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 12. Arranger. Flagstar shall act as the sole lead arranger and sole book runner in connection with this Agreement and the transactions contemplated hereby and, for the avoidance of doubt, shall be considered an “Arranger” for all purposes of the Amended Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GREEN BRICK PARTNERS, INC.

By	/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer

[Signature Page to Seventh Amendment]

FLAGSTAR BANK, FSB, as Administrative Agent, a Consenting Lender and a Lender

By	/s/ Jerry C. Schillaci
Name: Jerry C. Schillaci
Title: Vice President

[Signature Page to Seventh Amendment]

TCF NATIONAL BANK, a national banking association, successor by merger to Chemical Bank as a Consenting Lender and a Lender

By	/s/ Ronald Konstantinovsky
Name: Ronald Konstantinovsky
Title: Vice President

[Signature Page to Seventh Amendment]

GOLDMAN SACHS BANK USA, as a New Lender, Consenting Lender and a Lender

By	/s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory

[Signature Page to Seventh Amendment]

REAFFIRMATION

December 22, 2020

Reference is made to the Seventh Amendment, dated as of December 22, 2020 (the “Seventh Amendment”), by and among Green Brick Partners, Inc. (the “Borrower”), the lenders party thereto and Flagstar Bank, FSB, as administrative agent (the “Administrative Agent”), to the Credit Agreement, dated as of December 15, 2015 (as amended by the First Amendment, dated as of August 31, 2016, the Second Amendment, dated as of December 1, 2016, the Third Amendment, dated as of September 1, 2017, the Fourth Amendment, dated as of December 1, 2017, the Fifth Amendment, dated as of November 2, 2018, and the Sixth Amendment, dated as of December 17, 2019, as amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Each of the undersigned Loan Parties (which, for the avoidance of doubt, collectively constitute the Loan Parties to the Credit Agreement as of the date hereof) hereby consents to the Seventh Amendment and the transactions contemplated thereby. Each of the undersigned Loan Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations, (b) agrees that, notwithstanding the effectiveness of the Seventh Amendment and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof and (c) represents and warrants that as of the date hereof that this reaffirmation and the transactions contemplated hereby have been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Borrower reaffirms and acknowledges its obligations to the Administrative Agent with respect to the Loan Documents.

[Signature page follows]

GREEN BRICK PARTNERS, INC.

By	/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer

CB JENI BERKSHIRE PLACE LLC

CB JENI – BRICK ROW TOWNHOMES, LLC

CB JENI HOMES DFW LLC

CB JENI MUSTANG PARK LLC

GRBK CHURCH STREET, LLC

GRBK DEVORE, LLC

GRBK EDGEWOOD LLC

GRBK FRISCO LLC

GRBK GC, LLC

GRBK HAYNES, LLC

GRBK STRINGER, LLC

GRBKMP, LLC

JBGL ATLANTA DEVELOPMENT, LLC

JBGL ATLANTA DEVELOPMENT 2014, LLC

JBGL BUILDER FINANCE LLC

JBGL CHATEAU, LLC

JBGL EXCHANGE LLC

JBGL HAWTHORNE, LLC

JBGL MUSTANG LLC

JBGL OWNERSHIP LLC

JOHNS CREEK 206, LLC

NORMANDY HOMES CYPRESS MEADOWS, LLC

NORMANDY HOMES LAKESIDE, LLC

SGHDAL LLC

THE PROVIDENCE GROUP OF GEORGIA, L.L.C.

THE PROVIDENCE GROUP OF GEORGIA CUSTOM HOMES, L.L.C.

TPG HOMES, L.L.C.

TROPHY SIGNATURE HOMES, LLC

TSHH, LLC

TSHWS, LLC

By	/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer, President or Vice President, as applicable

[Signature Page to Reaffirmation Agreement]

SCHEDULE I

Revolving Credit Commitments

Lenders	Revolving Credit Commitments	Termination Date
Flagstar Bank, FSB	$80,000,000	December 14, 2023
Goldman Sachs Bank USA	$50,000,000	December 14, 2023
Citibank, N.A.	$40,000,000	December 14, 2022
JPMorgan Chase Bank, N.A.	$35,000,000	December 14, 2022
TCF National Bank (as successor to Chemical Bank)	$30,000,000	December 14, 2023
Credit Suisse AG, Cayman Islands Branch	$30,000,000	December 14, 2021
Total	$265,000,000

SCHEDULE II

New Commitment

New Lender	New Commitment
Goldman Sachs Bank USA	$50,000,000
Total	$50,000,000

SCHEDULE III

Extended Commitments

Lenders	Revolving Credit Commitments
Flagstar Bank, FSB	$80,000,000
Goldman Sachs Bank USA	$50,000,000
TCF National Bank (as successor to Chemical Bank)	$30,000,000
Total	$160,000,000